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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): February 16, 2006

                     Lehman ABS Corporation, on behalf of:

           CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-21 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-31855              13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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The Corporate Backed Trust Certificates, Series 2001-21 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of May 24, 2001.

Item 8.01. OTHER EVENTS

On February 16, 2006, a final distribution was made to the holders of the certificates issued by the Trust in connection with the exercise of the 100% of the outstanding call rights and termination of the Trust under the terms of the Trust Agreement. Additional payment was made on Febuary 23, 2006 as part of this distribution. Specific information with respect to the distributions is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

As previously reported, AT&T Corp., the issuer of the underlying securities, filed a Form 15 with the Securities and Exchange Commission whereby it elected to suspend its duty to file periodic reports under certain sections of the Securities Exchange Act of 1934 related to the underlying securities of the trust. Under the terms of the trust agreement, the trust was to be terminated and the holder of call warrants related to the certificates of the trust had the option to exercise the call warrants. The trustee received on February 7, 2006, a call notice from the holder of call warrants related to the Class A-1 Certificates and the Class A-2 Certificates exercising the right to purchase all of the outstanding certificates at their related call prices on February 16, 2006. As a consequence, the trust was terminated on February 16, 2006 and, upon receipt of the call price, the Class A-1 Certificates and the Class A-2 Certificates were redeemed in full. Holders of the Class A-1 Certificates received the full $25.00 par amount per Class A-1 Certificate plus any accrued interest thereon.



Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is filed as part of this report:

     1 Trustee's Final Distribution Statement to the Corporate Backed Trust Certificates, Series 2001-21 Certificate Holders for the period ending February 23, 2006.


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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 23, 2006


                                    Lehman ABS Corporation


                                    By: /s/ Charles M. Weaver
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                                    Name:   Charles M. Weaver
                                    Title:  Senior Vice President



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                                 EXHIBIT INDEX


Exhibit Number   Description
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      1          Trustee's Final Distribution Statement to the Corporate Backed
                 Trust Certificates, Series 2001-21 Certificate Holders for the period ending February 23, 2006